Exhibit 10.3

FEDERAL HOME LOAN BANK OF CHICAGO

SUPPLEMENT TO AMENDED AND RESTATED ADVANCES, COLLATERAL PLEDGE, AND SECURITY AGREEMENT

THIS SUPPLEMENT TO AMENDED AND RESTATED ADVANCES, COLLATERAL PLEDGE, AND SECURITY AGREEMENT (together with any and all amendments, modifications. or restatements, the “Supplement”) is entered into as of the 7th day of July, 2017 by and among the undersigned Prospect Mortgage Insurance, LLC (“Member”), SMRF Trust III, a Delaware statutory trust (the “SMRF Trust III”), Wilmington Trust, National Association, not in its individual capacity but solely as Delaware Trustee of the SMRF Trust III (“SMRF Trust III Trustee”), SMRF Trust III-A, a Delaware statutory trust (“SMRF Trust III-A”, and together with SMRF Trust III, the “Trusts” and each, a “Trust”), Wilmington Trust, National Association, not in its individual capacity but solely as Delaware Trustee of the SMRF Trust III-A (“SMRF Trust III-A Trustee”, and together the SMRF Trust III Trustee, the “Trustees” and each, a “Trustee”), and the Federal Home Loan Bank of Chicago (“Bank”).

WHEREAS, Member and Bank are parties to the Amended and Restated Advances, Collateral Pledge, and Security Agreement, dated as of the date hereof (as supplemented or amended from time to time, the “Agreement”) which remains in full force and effect;

WHEREAS, Member acquired the (i) beneficial interests in SMRF Trust III to the SMRF Trust III Assignment Agreement and (ii) beneficial interests in SMRF Trust III-A pursuant to the SMRF Trust III-A Assignment Agreement;

WHEREAS, SMRF Trust III acquired certain Trust Assets from SMRF Trust I pursuant to an Assignment, Assumption and Recognition Agreement dated as of the date hereof among SMRF Trust I, SMRF Trust III and Impac Mortgage Corp. (the “Assignment, Assumption and Recognition Agreement”);

WHEREAS, each Trust (and its respective Trustee on behalf of such Trust) wishes to pledge all of its assets and Member wishes to pledge the entire 100% beneficial ownership in each of the Trusts that it currently holds and may in the future hold, including the Trust Certificates (as defined herein), as security for the prompt and complete payment of the Indebtedness.

NOW, THEREFORE, Member, each Trust and Bank agree as follows:

Section 1.01   DEFINITIONS.  Unless otherwise defined herein, capitalized terms defined in the Agreement will have such defined meanings when used herein. Terms defined herein will have such meanings for purposes of this Supplement.  To the extent a term, as defined in this Supplement, is used in the Agreement, the definition in this Supplement will control.

(a)        “Agreement” has the meaning set forth in the recitals.

(b)        “Assignment, Assumption and Recognition Agreement” has the meaning set forth in the recitals.

(c)        “Back-up Security Interest” means the back-up security interest granted in favor of SMRF Trust III under the Assignment,  Assumption and Recognition Agreement, as assigned to the Bank, such security interest being granted merely to provide protection to the Bank in the event that the form of the transaction contemplated by the Assignment, Assumption and Recognition Agreement is deemed to constitute a loan secured directly by a pledge of the related Collateral.

(d)        “Bank” has the meaning set forth in the preamble.

(e)        “Collateral” means collectively the Trust Collateral and the Trust Interest Collateral.

(f)        "Credit Policy" means, collectively, the Bank's Member Products & Credit Policy, its Member Products Guide, its Collateral Guidelines and such other documents or publications as may from time to time be specified therein as supplementing the same, as each such document or publication may from time to time be modified by the Bank in its sole discretion and communicated to the Member.

(g)        “Custodial Control Agreements” means the Custodial Control Agreements dated as of the date hereof among Deutsche Bank Trust Company Americas, the Member, the Trusts and the Bank.

(h)        "Eligible Collateral" means First Mortgage Collateral, Securities and Other Real Estate Related Collateral.

(i)         "First Mortgage Collateral" means Mortgage Loans (excluding participation or other fractional interests therein), the Mortgage Notes evidencing such Mortgage Loans, the Mortgages securing the Mortgage Loans and all general intangibles and accounts relating to a Mortgage Loan, ancillary security agreements, policies and certificates of insurance or guarantees, rent assignments, FHA mortgage insurance or VA loan guarantee certificates, title insurance policies, evidences of recordation, applications, underwriting materials, surveys, appraisals, approvals, permits, notices, opinions of counsel, loan servicing rights, loan servicing data, all other electronically created, stored and/or written records or materials relating to such Mortgage Loans, the proceeds of the Mortgage Loans, and any real property or other property obtained through foreclosure, by realizing upon or in settlement of such Mortgage Loans and/or the Mortgages.

(j)         “First Mortgage Documents” means fully disbursed whole first mortgages and deeds of trust secured by a first lien on one to four unit dwellings, and all notes, bonds or other instruments evidencing loans secured by such mortgages and any endorsements or assignments thereof to the related Trust.

(k)        “Governing Body” means, with respect to any Person, that Person’s trustee, administrator, board of directors, board of trustees, managing member, manager, general partner or other comparable Person with decision-making authority over such Person.

(l)         “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

(m)       “Lien” means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract and including, without limitation, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt, or a lease, consignment or bailment for security purposes.

(n)        “Member” has the meaning set forth in the preamble.

(o)        “Organizational Documents” means with respect to a Trust, the related certificate of trust, Trust Agreement or other comparable governance documents for such Trust, and with respect to the Member, the Member’s certificate of formation, by-laws, partnership agreement, limited partnership agreement, limited liability company agreement or other comparable governance documents.

(p)        “Other Mortgage Documents” means mortgages secured by an interest in real property other than a first lien on one to four unit dwellings and all mortgage notes secured by such mortgage and any endorsements or assignments thereof to Trust.

(q)        "Other Real Estate Related Collateral" means (i) all other loans, lines of credit or indebtedness evidenced by Mortgage Notes, excluding First Mortgage Collateral, but otherwise including without limitation, home equity loans, home improvement loans, subordinate loans, mortgage warehouse lines of credit, real estate construction loans, and other real estate related loans, which Mortgage Notes are secured by Mortgages on commercial property, residential property or by security interests in personal property related to real estate transactions or financing, and (A) all Mortgage Notes or other instruments evidencing such loans. lines of credit or indebtedness, (B) any endorsements and assignments thereof, ancillary security agreements. policies and certificates of insurance or guarantees, chattel paper (tangible or electronic), evidences of recordation, applications, underwriting materials, appraisals, notices, opinions of counsel, loan servicing rights, loan servicing data, and all other electronically stored and written records or materials relating to the loans evidenced or secured thereby, (ii) all property relating to the management. collection, processing, accounting for, monitoring, or servicing of loans and accounts, including, without limitation, all checks, instruments, documents, certificates, agreements, loan accounts, payments, chattel paper (tangible or electronic), collections, account statements, computer files, records, promissory notes, endorsements, assignments, and loan servicing data, together with the rights, remedies, and powers related thereto, and (iii) participations in or portions of First Mortgage Collateral and participations in or portions of other real estate related collateral as set forth in clause (i) above.

(r)        “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.

(s)        “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

(t)         “Proceeds” means all cash and non-cash “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from Trust Collateral, all dividends or other income from Trust Certificates, and any and all collections on the foregoing or distributions with respect to the foregoing or the conversion, voluntary or involuntary, of any thereof.

(u)        “Prohibited Person” means any person or entity: (a) listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, or (b) that is named as a “specifically designated national (SDN)” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website (http://www.treas.gov.ofac/t11sdn.pdf) or at any replacement website or other replacement official publication of such list.

(v)        “Qualifying Collateral” means Trust Collateral which: (1) qualifies as security for Advances under the terms and conditions of the Credit Policy, the Act, and the Regulations and satisfies requirements that may be established by the Bank; and (2) is owned directly or indirectly through the Trusts free and clear of any liens, encumbrances, or other interests other than (x) the grant to the Bank hereunder and (y) in favor of the applicable Trustee under the Trust Agreement.

(w)       "Securities" means mortgage-backed securities (including participation certificates) issued by Federal Home Loan Mortgage Corporation or Federal National Mortgage Association, obligations guaranteed by Government National Mortgage Association, consolidated obligations of the Federal Home Loan Bank System and/or obligations issued or guaranteed by the United States or an agency thereof, privately-issued residential mortgage-backed securities, and other securities as may be specified from time to time in the Credit Policy

(x)        “SMRF Trust III” has the meaning set forth in the preamble.

(y)        “SMRF Trust III Assignment Agreement” means the Assignment Agreement dated as of the date hereof between Member and Starwood Non-Agency Lending, LLC.

(z)        “SMRF Trust III Trust Agreement” means the Amended and Restated Trust Agreement for SMRF Trust III dated as of the date hereof, among the Member, as sponsor, SMRF Trustee III, and the Member, as administrator.

(aa)      “SMRF Trust III Trust Certificate” means the SMRF Trust III Trust Certificate No. 1, dated as of the date hereof, issued pursuant to the SMRF Trust III Trust Agreement, and the 100% beneficial interest in the SMRF Trust III Assets represented thereby.

(bb)      “SMRF Trust III Trustee” has the meaning set forth in the preamble.

(cc)      “SMRF Trust III-A” has the meaning set forth in the preamble.

(dd)      “SMRF Trust III-A Assignment Agreement” means the Assignment Agreement dated as of the date hereof between Member and SMRF TRS, LLC.

(ee)      “SMRF Trust III-A Trust Agreement” means the Amended and Restated Trust Agreement for SMRF Trust III-A, dated as of the date hereof among Member, as sponsor, SMRF Trust III A Trustee, and Member, as administrator.

(ff)       “SMRF Trust III-A Trust Certificate” means SMRF Trust III-A Trust Certificate No. 1, dated as of the date hereof, issued pursuant to the SMRF Trust III-A Trust Agreement, and the 100% beneficial interest in the SMRF Trust III-A Assets represented thereby.

(gg)      “SMRF Trust III-A Trustee” has the meaning set forth in the preamble.

(hh)      “Statutory Trust Statute” means Chapter 38 of Title 12 of the Delaware Code. 12 Del. Code § 3801 et. seq., as the same may be amended from time to time.

(ii)       “Subsidiary” means, as to any Person, any corporation, association, trust or other business entity in which such Person, whether alone or with other Persons (including, without limitation, one or more of such Person’s other Subsidiaries) owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such Subsidiary, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person, whether alone or with other Persons (including, without limitation, one or more of such Person’s other Subsidiaries) and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person, whether alone or with other Persons (including, without limitation, one or more of such Person’s other Subsidiaries)).

(jj)       “Supplement” has the meaning set forth in the preamble.

(kk)      “Trust Agreements” means collectively the SMRF Trust III Trust Agreement and the SMRF Trust III-A Trust Agreement.

(ll)       “Trust Certificates” means collectively the SMRF Trust III Trust Certificate and the SMRF Trust III-A Trust Certificate, together with all certificates, instruments and documents representing or evidencing the Member’s interests in the SMRF Trust III Trust Agreement and the SMRF Trust III-A Trust Agreement from time to time.

(mm)   “Trust Collateral” means all of the applicable Trust’s or Trustee’s (a) Eligible Collateral, (b) in the case of SMRF Trust III and SMRF Trust III Trustee, all rights and interests under the Assignment, Assumption and Recognition Agreement, (c) First Mortgage Documents, (d) intellectual property rights, accounts, equipment, fixtures, inventory, investment property, payment intangibles, goods, chattel paper (both tangible and electronic), commercial tort claims, general intangibles, letter-of-credit rights, letters of credit, money, financial assets, supporting obligations, contract rights, deposit accounts, instruments, promissory notes and documents, whether now owned or existing or hereafter arising or acquired and wheresoever located, and (e) Proceeds of the foregoing.

(nn)      “Trust Interest Collateral” means the (a) Trust Certificates, (b) all of the Member’s rights, but not its obligations, as a holder now or hereafter owned by the Member in either of the Trusts including in and to the property (and interest in property) owned by either of the Trusts, (c) all rights to vote, give consents, make waivers and receive notices provided to the holders of Trust Certificates, (d) all distributions, cash, instruments, securities or other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Trust Certificates including the right to receive distributions of the assets of either of the Trusts upon complete or partial liquidation or otherwise, (e) all other rights provided to the holders of the Trust Certificates, (f) all of the Member’s right, title and interest in, to, and under the SMRF Trust III Assignment Agreement and the SMRF Trust III-A Assignment Agreement; and (g) any and all Proceeds of the foregoing.

(oo)      “Trustees” has the meaning set forth in the preamble.

(pp)      “Trusts” has the meaning set forth in the preamble.

(qq)      “UCC” means the Uniform Commercial Code from time to time in effect in the State of Illinois, provided, that if by mandatory provisions of law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date of this Supplement in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

Section 2.01    CREATION OF SECURITY INTEREST.

As security for all Indebtedness of the Member under the Agreement:

(a)        Each Trust and its Trustee hereby assigns, transfers and pledges to the Bank and grants to the Bank a security interest in and to all of its right, title and interest in such Trust’s or Trustee’s Trust Collateral, in any case, whether now owned or existing or hereafter acquired or arising, for the benefit of the Bank as collateral security for the prompt and complete payment and performance of all of the Indebtedness of the Member under the Agreement.  Notwithstanding the foregoing, each Trust shall be entitled to receive all distributions and Proceeds with respect to such related Trust Collateral until the occurrence of an Event of Default hereunder.

(b)        The Member hereby assigns, transfers and pledges to the Bank and grants to the Bank a security interest in and to all of its right, title and interest in the Trust Interest Collateral, whether now owned or existing or hereafter acquired or arising, for the benefit of Bank as collateral security for the prompt and complete payment and performance of all of the Indebtedness of the Member under the Agreement.  Notwithstanding the foregoing, Member shall be entitled to receive all distributions and Proceeds with respect to the Trust Interest Collateral until the occurrence of an Event of Default hereunder.

Section 2.02    COLLATERAL MAINTENANCE REQUIREMENT.

(a)        Any Collateral that has not been delivered in accordance with Section 3.04 of the Agreement shall at all times be held in trust for the benefit of, and subject to the direction and control of, the Bank and physically safeguarded with at least the same degree of care as the related Trust or Member, as applicable, uses in physically safeguarding its own property.

(b)        For purposes of determining Member’s compliance with the requirements under the Agreement that it maintain Qualifying Collateral with a market value at least equal to the then current Collateral Maintenance Level, Trust Collateral shall be deemed to constitute Trust Collateral owned by Member, but shall be deemed Qualifying Collateral under the Agreement only to the extent that it otherwise satisfies the definition of Qualifying Collateral under the Agreement.

(c)        Any encumbrance or disposition of First Mortgage Collateral must comply with Section 3.02(a) of the Agreement.

(d)        Each of the Bank, the Member, and the Trusts hereby acknowledges and agrees that from time to time Trust III may transfer Trust Collateral to Trust III-A for accounting and other purposes; provided, that, no such transfer shall in any way release, impair or in any way impact the Lien on the Trust Collateral created hereunder.  The Lien on the Trust Collateral shall only be released, and any related Trust Collateral withdrawn from the Agreement or this Supplement, upon compliance with each requirement set forth in Sections 3.02(a) and 3.05 of the Agreement.

Section 2.03    DELIVERY OF TRUST COLLATERAL.

(a)        Each Trust shall deliver (or, in the case of uncertificated securities, otherwise transfer in such manner as shall be acceptable to the Bank) to the Bank, or to a custodian designated by the Bank, Trust Collateral in an amount, when combined with the Trust Collateral delivered by or on behalf of the other Trust and collateral delivered by or on behalf of the Member, equal to the Collateral Maintenance Level as determined in good faith by the Bank.  The attached Schedule of Trust Collateral is a list of the Mortgage Loans delivered by Member and the Trusts on the Closing Date.

(b)        Each Trust shall deliver to the Custodian such Trust Collateral required to be and maintained in accordance with the Custodial Control Agreements.

(c)        Each Trust and its Trustee, by execution of this Supplement, hereby irrevocably authorizes the Bank to file, in the name of each Trust and its respective Trustee, or otherwise, without the signature or other separate authorization or authentication of the Trust or Trustee appearing thereon, such UCC financing statements (including, without limitation, continuations and amendments) in such jurisdictions as the Bank may deem necessary or appropriate to perfect or maintain the perfection of the security interest of the Bank with respect to any Trust Collateral. Each Trust agrees that a photocopy, electronic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Each Trust shall pay the cost of, or incidental to, any recording or filing of any financing statements (including. without limitation, continuations and amendments) or other assignment documents concerning the Trust Collateral.  Each Trust shall give such further assurances as may otherwise be necessary or desirable for the creation, preservation and/or perfection of the Lien created by this Supplement.

(d)        Member, by execution of this Supplement, hereby irrevocably authorizes the Bank to file, in the name of Member, or otherwise, without the signature or other separate authorization or authentication of Member appearing thereon, such UCC financing statements (including, without limitation, continuations and amendments) in such jurisdictions as the Bank may deem necessary or appropriate to perfect or maintain the perfection of the security interest of the Bank with respect to the Trust Interest Collateral.  Member agrees that a photocopy, electronic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.  Member shall pay the cost of, or incidental to, any recording or filing of any financing statements (including, without limitation, continuations and amendments) or other assignment documents concerning the Trust Interest Collateral.  Member shall give such further assurances as may otherwise be necessary or desirable for the creation, preservation and/or perfection of the Lien created by this Supplement.

(e)        In addition, at any time that Member is in possession of any Collateral, whether as servicer thereof or otherwise, Member agrees that it shall take each of the required actions with respect to such Trust Collateral as the related Trust is required to perform pursuant to Paragraphs (a), (b), (c), and (d) of this Section 2.03.

(f)        In addition, each Trust will be subject to the provisions of Section 3.04 of the Agreement.

Section 2.04  DELIVERY OF TRUST CERTIFICATES; ASSIGNMENT IN BLANK WITH SIGNATURE GUARANTY.

(a)        Member shall deliver (or, in the case of uncertificated securities, otherwise transfer in such manner as shall be acceptable to the Bank) to the Bank, or to a custodian designated by the Bank, the Trust Certificates owned by it as of the Closing Date and from time to time thereafter.  Until such time as Trust Interest Collateral is delivered to the Bank, Member shall, at all times, hold the Trust Certificates in trust for the benefit of, and subject to the direction and control of, the Bank and physically safeguard the Trust Certificates with at least the same degree of care as Member uses in physically safeguarding its other property.

(b)        Concurrent with the delivery to the Bank of each of the Trust Certificates, Member shall deliver an undated assignment covering each such Trust Certificate, duly executed in blank by Member.

Section 2.05    WITHDRAWAL OF COLLATERAL.  Each Trust will be subject to the provisions of Section 3.05 of the Agreement as such may pertain to First Mortgage Collateral and Securities owned by such Trust.

Section 2.06    BANK’S RESPONSIBILITIES AS TO COLLATERAL.  The Bank agrees to abide by Section 3.06 of the Agreement as it pertains to the Collateral.  Member and each Trust agrees that any and all Collateral may be removed by the Bank from the state or location where situated, and may be subsequently dealt with by the Bank as provided in this Supplement and the Agreement.

Section 2.07    BANK’S RIGHTS AS TO COLLATERAL; POWER OF ATTORNEY.

(a)        At any time, at the expense of the related Trust or Member, as pledgor of the related Collateral, the Bank may in its reasonable discretion, after the occurrence and during the continuance of an Event of Default, in its own name or in the name of its nominee or of the related Trust, do any or all things and take any and all reasonable actions that are pertinent to the protection of the Bank's interest hereunder and, if such actions are subject to the laws of a state, are lawful under the laws of the State of Illinois including, but not limited to the following:

(1)        Terminate any consent given hereunder except for those consents agreed to in writing as an amendment to this Supplement and executed by both parties;

(2)        Notify obligors on any Collateral to make payments thereon directly to the Bank;

(3)        Endorse any Trust Collateral in the related Trust’s name or that has been endorsed by others to either Trust’s name;

(4)        Enter into any extension, compromise, settlement, release, renewal, exchange, or other agreement relating to or affecting any Collateral;

(5)        Take any action a Trust is required to take or which is otherwise reasonably necessary to (A) file a financing statement or otherwise perfect a security interest in any or all of the Trust Collateral or (B) obtain, preserve, protect, enforce, or collect the Trust Collateral;

(6)        Take control of any funds or other proceeds generated by the Collateral and use the same to reduce Indebtedness as it becomes due; and

(7)        Cause the Collateral to be transferred to its name or the name of its nominee.

(b)        In connection with entering into this Supplement, each Trust has executed a power of attorney in the form of Exhibit A to the Agreement.

(c)        Each of the Trusts, and Member hereby waive and agree not to assert (i) any and all right to presentment, protest, demand for payment, notice of default, dishonor or nonpayment and all other notices to or upon either Trust, or Member, as the case may be, including without limitation, notice to as to the making of any Advance or other extension of credit to Member, or the exercise of any right by the Bank hereunder or under the Agreement; (ii) any and all right to require the Bank to proceed against either Trust, or Member or any other collateral pledged by either Trust, or Member before enforcing its rights against Collateral pledged hereunder and any other defense based upon an election of remedies; and (iii) all suretyship defenses and defenses in the nature thereof.

Section 2.08    REPRESENTATIONS AND WARRANTIES, COVENANTS AND AGREEMENTS BY TRUST, AND MEMBER.    Each of the Trusts, and Member (i) hereby represents and warrants to and covenants and agrees for the benefit of the Bank on the date of this

Supplement, and (ii) shall be deemed to represent and warrant to and covenant and agree for the benefit of the Bank on the date of each Advance made by the Bank to the Member in accordance with the provisions of the Agreement, whether or not there shall be Indebtedness due and payable to the Bank under the Agreement from time to time:

(a)        All of the Trust Certificates are, and shall at all times hereafter be, one hundred percent (100%) owned by Member subject to the Liens created hereunder.  Member is, and shall at all times continue to be, the Sponsor (as defined in its respective Trust Agreement) and Administrator (as defined in its respective Trust Agreement) of each Trust;

(b)        The Trust Collateral necessary to satisfy the Collateral Maintenance Level satisfies all the criteria for Qualifying Collateral as to type and amount pursuant to the Agreement, except that such Trust Collateral is or may be beneficially owned directly or indirectly by the related Trust, rather than by Member.  If Trust Collateral were held by Member instead of Trust, such Trust Collateral would constitute Qualifying Collateral sufficient to secure any Advances from Bank to Member.  Each Trust and the related Trustee, not in its individual capacity but solely as Trustee of such Trust, are the only Persons with an ownership interest in the related Trust Collateral and no other Person has any ownership interest in the Trust Collateral.  With the exception of Member and the Trustees under the Trust Agreements, no Person has any right to transfer or assign, or cause the related Trust to transfer or assign, any interest in the Trust Collateral;

(c)        Each Trust is, and shall at all times continue to be, the beneficial owner of, and has, and shall at all times have, good and marketable title to, Trust Collateral and has the right and authority to grant a security interest in the Trust Collateral and to subject all of the Trust Collateral to this Supplement;

(d)        Except as pledged herein, neither Trust nor Member has sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the related Trust Interest Collateral or Trust Collateral, as applicable, in any manner whatsoever and none of the related Trust Interest Collateral or Trust Collateral, as applicable, is subject to any existing pledge, assignment, Lien or negative covenant, except for (i) the pledge of the Collateral in favor of the Bank pursuant to the Agreement and this Supplement and the Back-up Security Interest and (ii) the rights of the related Trustee under the applicable Trust Agreement. No financing statement, security agreement, or other lien instrument or perfection document covering all or any part of the related Trust Interest Collateral or Trust Collateral, as applicable, is on file in any public office, except as may have been filed in favor of or assigned to the Bank pursuant to the Agreement and this Supplement;

(e)        Upon delivery to the Bank of Collateral and the filing of appropriate UCC-l financing statements in the central filing office of State of Vermont (in the case of the Member) and the Secretary of State of the State of Delaware (in the case of the Trust and the related Trustee) appropriately describing the applicable Trust Collateral and identifying the debtor party, as the case may be, the Lien granted pursuant to this Supplement will constitute a valid, perfected first priority Lien on the Trust Collateral to the extent that a security interest therein may be perfected by the filing of a UCC-1 financing statement (except, with respect to Proceeds, only to the extent permitted by Section 9-102 of the UCC).  Upon delivery to the Bank of the certificates evidencing the Trust Certificates, the Lien granted pursuant to this Supplement will constitute a valid, perfected first priority Lien on Trust Certificates (except, with respect to Proceeds, only to the extent permitted by Section 9-102 of the UCC);

(f)        The lien of the First Mortgage Collateral and other Eligible Collateral on the real property securing the same is a perfected lien under applicable state law and the lien of the First Mortgage Collateral is a first lien;

(g)        Except as may be approved in writing by the Bank, to the best of its knowledge, no account debtor or other obligor owing any obligation to a Trust with respect to any item of First Mortgage Collateral or other Eligible Collateral has or will have any defenses, offsetting claims, or other rights affecting the right of such Trust or the Bank to enforce the writings constituting any such mortgage, mortgage note or promissory obligation, and no defaults (or conditions that, with the passage of time or the giving of notice or both, would constitute a default) exist or will exist under any such writings;

(h)        To the best of its knowledge, no part of any real property or interest in real property that is the subject of mortgages included in Qualifying Collateral contains or is subject to the effects of toxic or hazardous materials or other hazardous substances (including those defined in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq.; and in the regulations adopted and publications promulgated pursuant to said laws) the presence of which could subject the Bank to any liability under applicable state or Federal law or local ordinance either at any time that such property is pledged to the Bank or upon the enforcement by the Bank of its security interest therein.  Each Trust hereby agrees to indemnify and hold the Bank harmless against all costs, claims, expenses, damages, and liabilities resulting in any way from the presence or effects of any such toxic or hazardous substances or materials in, on, or under any real property or interest in real property that is subject to or included in the Collateral.

(i)         Each Trust is, and at all times shall maintain its status as, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and shall have all requisite power and authority to conduct its business and to own its properties as now conducted or owned. Each Trust’s Organizational Documents are the sole organizational documents of such Trust, and there has been no further amendment or supplement, modification or restatement of any thereof. Each Trust has delivered to the Bank true, correct and complete copies of its Organizational Documents.  For the avoidance of doubt, neither the Member nor  a Trust shall amend or permit any Sponsor, related Trustee or any other Person to amend, its Organizational Documents including Section 4.1 of the Trust Agreement without the prior written consent of the Bank, which may be granted or withheld in the Bank's sole and absolute discretion;

(j)         Each Trust is “located” in the State of Delaware for purposes of 9-307 of the UCC. Each Trust’s chief executive office and chief place of business, and the place where each Trust keeps its records concerning the Trust Collateral, is located at: 1 E Upper Wacker Dr., Suite 3600, Chicago, IL 60601.  Each Trust’s corporate trust office means the office of the Delaware Trustee (as defined in the Trusts Agreement) and Certificate Registrar (as defined in the Trusts

Agreement) is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890; facsimile: 302-636-4140; Email: RSimpson@wilmingtontrust.com;

(k)        Member’s chief executive office and chief place of business, and the place where Member keeps its records concerning the Trust Interest Collateral, is located at: 1 E Upper Wacker Dr., Suite 3600, Chicago, IL 60601;

(l)         Each Trust hereby covenants and agrees for the benefit of the Bank that it Trust shall not issue any additional Trust Certificates, and Member shall not cause or permit Trust to issue any additional Trust Certificates and shall not transfer or assign (collaterally or absolutely) any right, title or interest in and to any trust interests in Trust, without the prior written consent of the Bank in each instance, which may be granted or withheld in the Bank's sole and absolute discretion;

(m)       The Trust Certificates listed on the Schedule of Trust Certificates constitute, and will at all times hereafter continue to constitute, all of the issued and outstanding ownership interest of each of the Trusts.  Member hereby covenants to update the Schedule of Trust  Certificates immediately after any event that would make such Schedule inaccurate.  Each of the Trust Certificates have been, and will at all times continue to be, duly and validly issued, fully paid and non-assessable;

(n)        Subsequent to the execution of this Supplement, Member shall not vote the Trust Certificates or any interest in either Trust on any matter to which it is entitled to vote pursuant to a Trust’s Organizational Documents nor cause either of the Trusts to take any action or fail to act, in each case without the prior written consent of the Bank, if such matter involves Collateral or could otherwise adversely affect the Bank's rights hereunder or under the Agreement or other documents delivered in connection with the transactions contemplated hereby and thereby;

(o)        Trust has taken all action required by applicable law or by its Organizational Documents to authorize the execution, delivery and performance of this Supplement and the consummation of the transactions contemplated hereby and thereby;

(p)        Member has taken all action required by law and all necessary action (including, without limitation, obtaining the approval of its Governing Body and any consent of its equity holders required by applicable law or by its Organizational Documents, as required) to authorize the execution, delivery and performance of this Supplement and the consummation of the transactions contemplated hereby and thereby.  A certified copy of the resolution or consent, as applicable, of the Governing Body of Member is attached hereto as Exhibit B;

(q)        No consent, approval, order or authorization or approval of, exemption or waiver by or registration, declaration or filing with any Government Authority is required to be made or obtained by either Trust or Member in connection with the execution and delivery of this Supplement or the consummation of the transactions contemplated hereby other than those that have already been made or will be made contemporaneously with the execution of this Agreement;

(r)        This Supplement has been duly and validly authorized, executed and delivered by each of the Trusts and constitutes the valid and binding obligation of such Trust, enforceable against such Trust in accordance with the terms hereof, subject to applicable bankruptcy and insolvency laws and other laws affecting creditor’s rights generally and the execution, delivery and performance of this Supplement and the consummation of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both) violate any provision of law applicable to such Trust or any provision of such Trust’s Organizational Documents;

(s)        This Supplement has been duly and validly authorized, executed and delivered by Member and constitutes the valid and binding obligation of Member, enforceable against Member in accordance with the terms hereof, subject to applicable bankruptcy and insolvency laws and other laws affecting creditor’s rights generally and the execution, delivery and performance of this Supplement and the consummation of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both) violate any provision of law applicable to Member or any provision of the Member’s Organizational Documents;

(t)         All signatories to any and all writings that constitute any Collateral are and will be bound as they appear to be by their signatures and have the requisite authority and capacity (corporate or other) to execute such writings.

(u)        Member shall not make any amendment to its Organizational Documents that could adversely affect the rights of the Bank hereunder or under the Agreement without first obtaining the prior written consent of the Bank, which consent shall not be unreasonably withheld; provided, however, that if in the Bank's sole judgment, any such amendment involves Trust Interest Collateral in any way or otherwise could adversely affect the Bank's rights hereunder or under the Agreement, this Supplement or any other documents delivered in connection with the transactions contemplated hereby and thereby, then the Bank may withhold its consent at its sole discretion;

(v)        There is no material litigation or administrative proceeding (including, without limitation, any proceeding initiated by any taxing authority) now pending or, threatened against Trust or Member which (x) if adversely decided could materially adversely affect the ability of either Trust or Member, as applicable, to pay or perform its obligations under this Supplement and (y) could reasonably be expected to be adversely determined;

(w)       There has been no material adverse change in the financial condition of Member or either Trust since the date of the most recent financial statements delivered to the Bank by Member or either Trust, in accordance with the Agreement and Section 2.09 hereof, as applicable. The financial information provided to the Bank by each Trust pursuant to Section 2.09 hereof is true, correct and accurate in all respects;

(x)        All information given from time to time by each Trust as to each item or Collateral, and all information contained in any report, schedule or other documentation provided from time to time by each Trust and/or Member to the Bank as to each item of Collateral, taken as a whole, is true, accurate and complete as of the time given in all material respects;

(y)        The Bank shall have the right from time to time, upon reasonable notice, to inspect, audit and make copies of any and all books and records of each of the Trusts and Member, respectively, related to the Collateral; and

(z)        Neither the Member nor either Trust is (i) engaged in any money laundering scheme or activity in violation of applicable anti-money laundering laws and regulations, including the Patriot Act, or (ii) a Prohibited Person.

Section 2.09    FINANCIAL INFORMATION/REPORTS.

(a)        Each Trust shall deliver to the Bank on the date of this Supplement and otherwise with reasonable promptness, such reports or other financial or regulatory documents and information relating to the business, operations, affairs, financial condition, assets, liabilities or properties of such Trust or relating to its ability to perform its obligations hereunder, as from time to time may be reasonably requested by the Bank.

(b)        Member shall deliver to Bank on the date of this Supplement and within ten (10) days after the end of each quarter, a report, in the form attached hereto as Exhibit C, setting forth all Collateral then held by such Trust and pledged to the Bank pursuant hereto including (1) a listing of the outstanding Mortgage Loans, the Mortgage Loan number, the scheduled balance, the scheduled paid-through dates, the Mortgage Interest Rate and principal and interest payment, and such other information as the Bank may require, (2) a remittance report and (3) a default report.  Such reports shall be certified by officers of the Member, and shall include a representation that no additional Trust Certificates have been issued since the date of the previous report.

(c)        Each Trust shall make, execute, acknowledge, record, and deliver to the Bank such financing statements, notices, assignments, listings, powers, and other documents with respect to the Collateral and the Bank’s security interest therein and in such form as the Bank may reasonably require.

Section 3.01    EVENTS OF DEFAULT.

(a)        An Event of Default shall exist under this Supplement if any of the following conditions or events shall occur and be continuing:

(1)        the occurrence of any “Event of Default” (as defined in the Agreement) under the Agreement;

(2)        any representation, warranty, certification or statement made or deemed to have been made by or on behalf of either Trust hereunder or in the Agreement or any certificate or document now or hereafter delivered in connection with the transactions contemplated hereby or thereby, or by any officer or trustee of either Trust in respect of this Supplement (including the Exhibits, the Schedule of Trust Certificates, any other schedules and other documents incorporated by reference herein), the Agreement, or in any certificate, financial statement or other notice delivered pursuant hereto or thereto, shall prove to have been incorrect in any material respect on the date as of which made or deemed made;

(3)        Member shall fail, upon Bank’s written request, to be dissolve either Trust within five (5) days, in accordance with the terms of Section 3.04 hereof;

(4)        A Governmental Authority of competent jurisdiction shall enter an order appointing, without consent, a custodian, receiver, trustee or other officer with similar powers with respect to either Trust;

(5)        Member or either Trust (A) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (B) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (C)(1) shall institute or have instituted against it by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or present a petition for its winding-up or liquidation by it or such regulator, supervisor or similar official, (2) shall have such a proceeding instituted against it by a person or entity not described in clause (1) above and such proceeding either results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or is not appealed, dismissed, discharged, stayed or restrained within 45 days, (D) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger), (E) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets, (F) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets, or (G) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts;

(6)        Member, or either Trust shall breach or default in the due performance and observance of any of its respective covenants or other obligations hereunder; provided that Member or Trust shall have fifteen (15) days to cure such breach or default that is not related to collateral requirements as set forth in the Credit Policy or the documents identified in this subsection (6); provided, however, if any condition (whether or not related to any collateral requirements) is capable of being cured (i) by the substitution or addition of new and Qualifying Collateral, then Member or either Trust may immediately substitute or add new Qualifying Collateral; or (ii) Member may immediately pay down Member’s Indebtedness so that the amount of Qualifying Collateral has a Collateral Value that is at least equal to the then current required Collateral Maintenance Level in order to cure the condition;

(7)        Member shall own less than 100% of the Trust Certificates of either of the Trusts.

(b)        So long as no Event of Default has occurred and is continuing, each Trust shall retain the sole right to exercise all rights of ownership of its respective Trust Collateral for all purposes not inconsistent with the terms hereof and Member shall retain the sole right to exercise its rights of ownership of the Trust Certificates for all purposes not inconsistent with the terms hereof.

(c)        Each Trust, and Member shall, jointly and severally, indemnify, defend and hold harmless the Bank from and against any and all claims, losses and liabilities resulting from any breach by either Trust, or Member of its respective representations, warranties and covenants under this Supplement.

Section 3.02    REMEDIES.

(a)        Upon the occurrence and during the continuance of an Event of Default, the Bank may, at its sole option (subject only to the limitations set forth herein, in addition to all other rights and remedies granted in this Supplement and in any other instrument or agreement securing, evidencing or relating to the Indebtedness under the Agreement), (i) declare the principal of any Advance and any other Indebtedness under the Agreement to be due and thereupon shall become so due and payable and (ii) exercise all of the rights and remedies of a secured party under Applicable Law including the UCC.  Without limiting or affecting the rights of the Bank to sell part or all of the Collateral as herein authorized, the Bank is further authorized upon the occurrence and during the continuance of an Event of Default hereunder, at its option and in its discretion, to take immediate possession of the Collateral or any part thereof wherever the same may be found, to collect or cause to be collected or otherwise converted into money any part of the Collateral, by suit or otherwise, and is hereby authorized in such case to surrender, compromise, release, renew, extend or exchange any item of such Collateral without prior notice to or consent of either Trust or Member.  In case of such collection or conversion into money of such Collateral or part thereof, the Bank, after first deducting the cost, attorney's fees, and expenses of collection, shall apply the balance of such proceeds to the payment of the Indebtedness in such a manner as it shall choose.  It is further agreed that any delay on the part of the Bank or its authorized agents in exercising any rights hereunder shall not operate as a waiver of such rights.

(b)        Each of the Trusts and Member do hereby jointly make, constitute and appoint the Bank their attorney-in-fact, subject to the terms hereof, to deal with the related Collateral and in their respective name and stead to (i) effectuate the transfer of Collateral of either Trust and/or Member to the name of the Bank or to the name of the Bank's nominee, designee or assignee; (ii) endorse and collect checks payable to either Trust, and/or Member representing distributions or other payments on any Collateral; and (iii) carry out the terms and provisions hereof.

(c)        To the extent permitted by applicable law, each of the Trusts and Member waives all claims, damages and demands it may acquire against the Bank arising out of the lawful exercise by the Bank of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

(d)        In view of the possibility that Federal and state securities laws and Federal and state laws applicable to Trust may impose certain restrictions on the method by which a sale of the Collateral may be effected, the Bank and each of the Trusts and Member agree that any sale of Collateral as a result of an Event of Default shall be deemed “commercially reasonable” irrespective of whether the notice or manner of such sale contains provisions, or imposes, or is subject to, conditions or restrictions deemed appropriate to comply with the Securities Act of 1933, as amended or any other applicable Federal or state securities law or any state or Federal law applicable to the Collateral.  It is further agreed that from time to time the Bank may attempt to sell the Collateral by means of private placement.  In so doing, the Bank may restrict the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution or otherwise impose restrictions deemed appropriate by the Bank for the purpose of complying with the requirements of applicable securities laws.  The Bank may solicit offers to buy such Collateral, for cash or otherwise, from a limited number of investors deemed by the Bank to be responsible parties who might be interested in purchasing such Collateral.  If the Bank solicits offers from not less than three such investors, then the acceptance by the Bank of the highest offer obtained therefrom (whether or not three offers are obtained) shall be deemed to be a commercially reasonable method of disposing of the Collateral.

Section 3.03    APPLICATION OF PAYMENTS.  Upon the occurrence and during the continuance of any Event of Default, the Bank shall apply any payment by or recovery from either Trust or Member, or any sum realized from Collateral which shall be received by the Bank to repayment of all Indebtedness (including without limitation all fees, expenses and costs of collection or enforcement and other amounts) in such manner as the Bank shall choose.

Section 3.04    DISSOLUTION OF TRUST.

(a)        Notwithstanding anything to the contrary herein, if an Event of Default shall have occurred and be continuing, as certified to the SMRF III Trustee or the SMRF III-A Trustee, and related Certificate Registrar, as applicable, in writing by the Bank (upon which writing the related Trustee and Certificate Registrar may fully rely), the Member, as Administrator of the related Trust shall cause the related Trust to be dissolved and wound up upon five (5) days’ prior written notice and direction to such effect from the Bank to the related Trustee and Administrator of such Trust.  Upon receipt of such notice, the Administrator or the Sponsor shall wind up the affairs of the related Trust in accordance with the provisions of the Statutory Trust Statute.

(b)        In addition, notwithstanding anything to the contrary herein, upon such dissolution of a Trust pursuant to Section 3.04(a), the related Collateral shall be transferred to the Bank as so directed in the notice to dissolve and wind up described in Section 3.04(a).

Section 4.01    OFFICER’S CERTIFICATES.  Upon the date of this Supplement and upon the delivery of each set of financial statements and reports by the Member to the Bank pursuant to Section 2.09 hereof, the Member shall deliver to the Bank an officer’s certificate.  Such officer shall review the relevant terms hereof and make, or cause to be made, under his or her supervision, a review of the transactions and conditions of the related Trust from the beginning of the period covered by the statements then being furnished to the date of such certificate, which shall set forth (as of the date such certificate is so delivered) that:

(a)        The representations, warranties and covenants of the related Trust in Section 2.08 of this Supplement are true and correct in all material respects;

(b)        None of the transactions, events or occurrences described in Section 4.04 of this Supplement has occurred;

(c)        None of the transactions, events or occurrences constituting an Event of Default has occurred;

(d)        Confirmation that no amendments have been made to such Trust’s Organizational Documents since the issuance of the prior officer’s certificate and that the Bank has received all such Organizational Documents; and

(e)        Confirmation of the current officers of the Administrator of such Trust and which officers may or shall serve as signatories on behalf of the related Trust.

In addition, upon the date of this Supplement and upon the delivery of each set of financial statements and reports by Trust to the Bank pursuant to Section 2.09 hereof, a senior financial officer of Member shall deliver to the Bank an officer’s certificate.  Such officer’s certificate shall include:

(a)        The representations, warranties and covenants of Member in Section 2.08 of this Supplement are true and correct;

(b)        Confirmation of the use of the proceeds from the Advances;

(c)        Confirmation of who is currently in possession of all notes and files related to each Trust’s Collateral; and

(d)        Confirmation of who is servicing the related Trust Collateral.

Section 4.02    CLOSING/PERIODIC DELIVERABLES.  The Bank, the Member and each Trust hereby agree and acknowledge that (i) on the date of this Supplement, and (ii) in the case of item (k), at any time following the date of this Supplement (subject to the discretion of the Bank), the Member and each Trust shall be obligated to deliver items (a)-(k) below to Bank; provided, however, that the Bank, in its sole discretion, may waive any of items (a)-(k) below; provided, further, that any such waiver shall be set for a duration to be determined by the Bank in its sole discretion and shall not be considered a permanent waiver of such action item/document:

(a)        Execution and delivery by the Bank, the Member and each Trust of this Supplement;

(b)        Delivery by each Trust or the related Trust administrator of an initial certified list of all mortgages that are held by it that represent Qualifying Collateral or confirmation by a Trust that is has no such Qualifying Collateral;

(c)        Delivery by the Member of the Trust Certificates, accompanied by an undated assignment in blank;

(d)        The execution and delivery of an opinion of counsel for the Member and each Trust, in such form as shall be determined by the Bank and counsel for the Bank;

(e)        The execution and delivery of an Officer’s Certificate of the Member and each Trust, certifying to those matters set forth in Section 4.01 of this Agreement;

(f)        The execution and delivery of a Secretary’s Certificate of the Member, certifying to (i) the Member Organizational Documents, and (ii) the resolutions (or the equivalent thereof) adopted by an appropriate authority of the Member, authorizing the Member’s entrance into the transactions contemplated by the Agreement, and this Supplement;

(g)        The execution and delivery of a Certificate of each Trust administrator or the related Trustee, certifying to such Trust’s Organizational Documents;

(h)        The execution and delivery of a certificate of the Member certifying to the non-existence of any Liens, pledges or other encumbrances on the Collateral and the Trust Certificates except as permitted under 4.04(g);

(i)         UCC-1 financing statements referenced in 2.08(e);

(j)         UCC-3 financing statement amendment reflecting the assignment of the Back-up Security Interest to the Bank; and

(k)        Any other items, including due diligence items, that may be reasonably requested by the Bank from time to time.

In addition, upon each Advance made by the Bank to the Member, the Member and each Trust to the extent of its Collateral acknowledge that items (a)-(k) above shall be deemed to have been delivered to the Bank by the Member and each Trust.

Section 4.03    ASSIGNMENT.  Each Trust hereby grants the Bank the full right, power, and authority to assign or transfer all or any part of the Bank’s right, title, and interest in and to this Supplement, and to pledge, assign, or negotiate to any other Federal Home Loan Bank or to any other person or entity, with or without recourse, and may assign and deliver the whole or any part of the Trust Collateral to the transferee, which shall succeed to all the powers and rights of the Bank in respect thereof, and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to the Trust Collateral so assigned or pledged, and all references herein to the Bank shall be read to refer to the pledgee or assignee.  Neither Trust may assign or transfer any of their rights or obligations hereunder without the express prior written consent of the Bank.

Section 4.04    NEGATIVE COVENANTS.  On the date of this Supplement, whether or not there shall be Indebtedness due and payable to the Bank under the Agreement from time to time, each Trust and Member covenant with and to the Bank that, unless consented to by the Bank in writing:

(a)        Neither Trust nor Member shall effect a subdivision, combination or consolidation of any ownership interest of such Trust (by reclassification or otherwise) n any way such that the Member does not own 100% of the Trust Certificates or any other interests representing any beneficial interest in the Trust;

(b)        Neither Trust shall, nor shall Member permit a Trust to, merge or consolidate with any person;

(c)        Neither Trust shall, nor shall Member permit Trust to, create, incur, assume, or suffer to exist, or permit any entity owned legally or beneficially by a Trust, to create incur, assume, or suffer to exist, any debt other than the Indebtedness;

(d)        Neither Trust shall, nor shall Member permit Trust to, sell, lease or otherwise dispose of any of its property, including any disposition of property as part of a sale and leaseback transaction, to, or in favor of, any Person other than Member, to the trustee of the Trust as contemplated by the Trust Agreement or to the Bank in connection with the transactions contemplated hereby;

(e)        Neither Trust shall, nor shall Member permit Trust to, issue any additional trust interests;

(f)        Neither Trust shall, nor shall Member permit Trust to, engage in any business or other acts that would be inconsistent with, or contrary to, Section 4.1 of the Trust Agreement; and

(g)        Neither Trust shall, nor shall Member cause or permit Trust to, create or suffer to exist, any Lien, encumbrance, pledge, condition, restriction or other interest on the Collateral, and Member shall not create or suffer to exist, any Lien, encumbrance, pledge, condition, restriction or other interest on the Trust Interest Collateral, other than, in each case, the Lien created under this Supplement and the interests of the Delaware Trustee of the Trust as contemplated by the Trust Agreement.

Section 4.05    MISCELLANEOUS.

(a)        The Member and each Trust hereby gives the Bank the full right, power, and authority to assign or transfer all or any part of the Bank's right, title, and interest in and to this Supplement, and to pledge, assign, or negotiate to any other Federal Home Loan Bank or to any other person or entity, with or without recourse, all or any part of the Indebtedness or participations therein; provided however, if the Bank assigns or transfers its interest in this Supplement or any Indebtedness to a third party other than another Federal Home Loan Bank or Federal Reserve Bank, the Bank will obtain the prior written consent of the Member and each Trust. In connection therewith, the Bank may assign and deliver the whole or any part of the Collateral to the transferee, which shall succeed to all the powers and rights of the Bank in respect thereof, and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to the Collateral so assigned or pledged, and all references herein to the Bank shall be read to refer to the pledgee or assignee. Neither Member nor a Trust may assign or transfer any of its rights or obligations hereunder without the express prior written consent of the Bank, which shall not be unreasonably withheld.

(b)        No modification, amendment. or waiver of any provision of this Supplement or consent to any departure therefrom shall be effective unless in a writing executed by an authorized officer of the party against whom such change is asserted and shall be effective only in the specific instance and for the purpose of which given. The terms of this Supplement may not be modified or amended unless all parties execute a written agreement. No notice to or demand on the Member or a Trust in any case shall entitle the Member or a Trust to any other or further notice or demand in the same, or similar or other circumstances. Any forbearance, failure, or delay by the Bank in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by the Bank of any right, power, or remedy hereunder shall not preclude the further exercise thereof. Every right, power, and remedy of the Bank shall continue in full force and effect until specifically waived by the Bank in writing and no such waiver shall extend to any subsequent matter or impair any right consequent thereon except to the extent expressly so waived.

(c)        For purposes of this Agreement, documents and electronic records shall be deemed signed by the Member or a Trust when a signature or an electronic signature of the Member or a Trust or an authorized signatory or an authorized facsimile thereof appears on or is associated with the document or electronic record. The Bank may rely on any signature or facsimile thereof which reasonably appears to the Bank to be the signature of an authorized person, including signatures appearing on documents transmitted electronically to and reproduced mechanically at the Bank. The secretary or an assistant secretary of the Member, or the Administrator on behalf of a Trust, shall from time to time furnish to the Bank, on forms provided by the Bank, a certified copy of the resolution of the Board of Directors of the Member or the operative provisions of a Trust’s Trust Agreement authorizing persons to apply on behalf of the Member or a Trust, as applicable, to the Bank for Advances and Commitments, to pledge Collateral and otherwise act for and on behalf of the Member or a Trust in accordance with this Supplement together with specimen signatures or specimen electronic signatures of such persons. Such certifications are incorporated herein and made a part of this Supplement and shall continue in effect until expressly revoked in writing by the Member or a Trust notwithstanding that subsequent certifications may authorize additional persons to act for and on behalf of the Member or a Trust. The Bank shall be indemnified and saved harmless by Member and each Trust from any claims, demands, expenses, loss or damage resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used and, in the case of any facsimile signature, regardless of when or by whom or by what means such signature may have been made or affixed) of any officer or person whose name and signature was so certified, or refusing to honor any signature or authority not so certified.

(d)        In addition to the terms and conditions specifically set forth herein and in any Application or Confirmation of an Advance between the Bank and the Member, this Supplement shall be governed by the statutory and common law of the United States and, to the extent Federal law incorporates or defers to state law, the laws (exclusive of the choice of law provisions) of the State of Illinois. Notwithstanding the foregoing, the Uniform Commercial Code as in effect in the State of Illinois shall be deemed applicable to this Agreement and to any Advance hereunder and shall govern the attachment and perfection of any security interest granted hereunder to the extent that the Act, Regulations, or other statutory law of the United States is not applicable. In the event that any portion of this Supplement conflicts with applicable law, such conflict shall not affect other provisions of this Supplement which can be given effect without the conflicting provision, and to this end the provisions of this Supplement are declared to be severable.

(e)        In any action or proceeding brought by any party hereto in order to enforce any right or remedy under this Supplement, the parties hereby consent to, and agree that they will submit to, the exclusive jurisdiction of the United States District Court for the Northern District of

Illinois or, if such action or proceeding may not be brought in Federal court, the jurisdiction of the courts of the State of Illinois located in the city of Chicago.  Each of the Member, the Trustee and each of the Trusts hereby waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue in any such action or proceeding in such courts and any defense or objection based upon any such court being an inconvenient forum for purposes of any such action or proceeding.  The parties agree that if any action or proceeding is brought by either party seeking to obtain any legal or equitable relief against the other party under or arising out of this Agreement or any transaction contemplated hereby and such relief is not granted by the final decision, after any and all appeals, of a court of competent jurisdiction, the losing party will pay all reasonable attorneys’  fees and other costs incurred by the prevailing party in connection therewith.

(f)        For purposes of this Supplement, documents shall be deemed signed by Trust when a signature of an authorized signatory or an authorized facsimile thereof appears on the document.  The Bank may rely on any signature or facsimile thereof which reasonably appears to the Bank to be the signature of an authorized person, including signatures appearing on documents transmitted electronically to and reproduced mechanically at the Bank.

(g)        This Supplement shall be binding upon and inure to the benefit of the successors and permitted assigns of Trust, Member and Bank.

(h)        This Supplement (including the Exhibits, the Schedule of Trust Certificates, Schedule of Trust Collateral, any other schedules, and other documents incorporated by reference herein), and the Agreement constitute the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral and written, between the parties hereto, with respect to the subject matter hereof.

(i)         The captions and headings in this Supplement are for convenience only and shall not be considered as part of or affect the construction or interpretation of any provision of this Supplement.

(j)         All representations and warranties by a Trust contained in this Supplement or made in writing in connection herewith, shall be continuing and shall survive execution and delivery of this Supplement and the making of any Advances.

(k)        Each of the parties hereby knowingly, voluntarily, and intentionally waives the right to trial by jury, and each Trust and Member agrees that neither it nor any of its assignees or successors shall (i) seek a jury trial in any lawsuit, proceeding, counterclaim, or any other action based upon, or arising out of; this Supplement, any related instruments, any collateral, or the dealings or the relationship between or among any of them, or (ii) seek to consolidate any such action with any other action in which a jury trial cannot be or has not been waived.  The provisions of this paragraph shall be subject to no exceptions.  Neither the Bank nor Member nor either Trust has agreed with or represented to the other that the provisions of this paragraph shall not be fully enforced in all instances.

(l)         Each Trust irrevocably appoints Member as its agent to receive on behalf of it service of copies of the summons and complaint and any other process which may be served in any such action or proceeding, and each Trust irrevocably authorizes and directs Member to accept such service on its behalf.  The Bank, Member and each Trust consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing or delivering of a copy of such process to such party at its address specified in the Agreement.

(m)       Any failure of or delay by the Bank to exercise any right or remedy hereunder shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any other time.

Section 4.06     NOTICES.  Any notice, request, response, demand, claim or other communication required or permitted hereunder shall be in writing and transmitted, delivered or sent by (a) personal delivery, (b) courier or messenger service, whether overnight or same day (c) certified United States mail postage prepaid, return receipt requested, or (d) prepaid telecopy or facsimile:

if to Bank to:	with a copy to:

200 East Randolph Drive Chicago, IL 60601 Attention: Vice President - Credit Facsimile: (312) 565-5752	200 East Randolph Drive Chicago, IL 60601 Attention: General Counsel Facsimile: (312) 565-6912
if to Member to:	with a copy to:
Prospect Mortgage Insurance, LLC c/o Starwood Property Trust 1 E Upper Wacker Dr., Suite 3600 Chicago, IL 60601 Telephone Number: (773) 541-2867 Attention: Steven Ujvary	c/o Starwood Property Trust, Inc. 591 West Putnam Avenue Greenwich, Connecticut 06830 Attention: General Counsel Email: assossen@starwood.com

if to SMRF Trust III to:	with a copy to:
SMRF Trust III c/o Starwood Property Trust, Inc. 591 West Putnam Ave. Greenwich, Connecticut 06830 Attention: Steven Uvjary Facsimile: (203) 422-8192	c/o Starwood Property Trust, Inc. 591 West Putnam Avenue Greenwich Connecticut 06830 Attention: General Counsel Email: asossen@starwood.com
if to SMRF Trust III-A to:	with a copy to:

SMRF Trust III-A c/o Starwood Property Trust, Inc. 591 West Putnam Ave. Greenwich, Connecticut 06830 Attention: Steven Uvjary Facsimile: (203) 422-8192	c/o Starwood Property Trust, Inc. 591 West Putnam Avenue Greenwich, Connecticut 06830 Attention: General Counsel Email: asossen@starwood.com if to the Trustee to:
Wilmington Trust, National Association Rodney Square North 1100 North market Street Wilmington, Delaware 19890 Facsimile: (302) 636-4140 Email: RSimpson@wilmingtontrust.com or at such other address for a party as shall be specified by like notice.  Each communication transmitted, delivered, or sent (i) in person, by courier or messenger service, or by certified United States mail (postage prepaid and return receipt requested) shall be deemed given, received, and effective on the date delivered to or refused by the intended recipient (with the return receipt or the equivalent record of the courier or messenger being deemed conclusive evidence of delivery or refusal); or (ii) by telecopy or facsimile transmission shall be deemed given, received, and effective on the date of actual receipt (with the confirmation of transmission or the electronic receipt being deemed conclusive evidence of such receipt, except where the intended recipient has promptly notified the other party that the transmission is illegible).

Section 4.07    COUNTERPARTS.  This Supplement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same instrument.  Each of the undersigned agrees to be bound by his or her faxed signature or electronically delivered signature and agrees that the other undersigned Persons may rely  upon the faxed signature of or electronically delivered signature the undersigned.

Section 4.08    LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Trusts, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trusts is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Trusts, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations or warranties made by the Trusts in this Supplement and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Trusts or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trusts under this Supplement or any other related documents.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, each Trust, the Member and the Bank have caused this Agreement to be signed in their names by their duly authorized signatories as of the date first above mentioned.

FEDERAL HOME LOAN BANK OF CHICAGO

By:	/s/ MICHELLE M. JONSON
Name:	Michelle M. Jonson
Title:	Chief Risk Officer

By:	/s/ A. HARRISON
Name:	A. Harrison
Title:	SVP

PROSPECT MORTGAGE INSURANCE, LLC.

By:	/s/ ANDREW J. SOSSEN
Name:	Andrew J. Sossen
Title:	Chief Operating Officer

SMRF TRUST III

By: Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as Delaware Trustee

By:	/s/ RACHEL SIMPSON
Name:	Rachel Simpson
Title:	Vice President

-Supplement Signature Page-

SMRF TRUST III-A

By: Wilmington Trust, National Association, not in its individual capacity but solely in as Delaware Trustee

By:	/s/ RACHEL SIMPSON
Name:	Rachel Simpson
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Delaware Trustee for each of SMRF Trust III and SMRF Trust III-A

By:	/s/ RACHEL SIMPSON
Name:	Rachel Simpson
Title:	Vice President

-Supplement Signature Page-

SCHEDULE OF TRUST COLLATERAL

The following Collateral is hereby pledged by each of the Trusts to the Bank pursuant to the Supplement to which this Schedule is attached and made a part hereof:

SMRF Trust III

		Residential mortgage loans

Loan	Original
Number	UPB	Current UPB	Current Interest Rate
23056102	900,000.00	871,483.02	5.875
23056255	1,500,000.00	1,456,237.17	6.125
2000193231	428,000.00	414,455.96	4.990
3108000053	110,600.00	110,520.58	7.865
3111000472	250,000.00	241,412.47	5.625
3111000629	235,000.00	209,833.00	7.250
3111001027	150,000.00	146,003.78	6.625
3111001148	400,000.00	386,364.97	5.250
3111001232	688,000.00	666,882.16	5.625
3111001392	450,800.00	435,958.38	5.000
3111001698	165,000.00	164,942.81	4.625
3111002182	801,000.00	774,959.04	5.125
3111002243	417,000.00	404,939.00	5.500
3111002505	273,000.00	266,087.05	5.750
3111003107	437,500.00	427,392.35	6.500
3111003190	533,500.00	517,594.07	4.875
3111003456	350,000.00	335,907.40	6.250
3111003630	513,000.00	484,186.18	4.875
3111004182	114,800.00	112,748.84	7.375
3111004218	290,000.00	281,790.14	5.125
3111004228	157,372.00	153,093.88	4.875
3111004358	700,000.00	678,631.45	4.750
3111004361	360,000.00	349,834.83	4.875
3111004370	290,990.00	282,773.52	4.875
3111004432	192,500.00	188,249.74	6.500
3111004478	721,000.00	702,443.13	5.125
3111004506	555,000.00	540,687.20	4.750
3111004551	147,579.00	144,320.51	6.500
3111004729	500,000.00	500,000.00	5.000
3111004740	75,200.00	70,170.43	7.625
3111004764	177,000.00	172,613.14	6.000
3111004806	240,500.00	235,187.96	6.250
3111004942	780,000.00	780,000.00	5.375
3111004968	191,250.00	186,646.43	5.500
3111005108	80,000.00	78,573.79	7.125
3111005112	585,000.00	585,000.00	5.500
3111005229	315,000.00	307,915.17	5.875
3111005394	150,000.00	146,878.39	6.375
3111005478	1,135,000.00	1,104,982.90	5.250

3111005479	185,500.00	181,514.10	6.125
3111005682	154,700.00	120,814.64	5.500
3111005723	463,400.00	453,498.11	5.875
3111005846	100,000.00	88,981.21	5.875
3111005914	396,500.00	389,030.75	6.875
3111005979	263,400.00	256,315.27	4.875
3111006343	1,124,900.00	1,099,567.23	4.500
3111006358	173,000.00	169,303.38	5.875
3111006506	192,000.00	187,501.01	5.375
3111006507	223,000.00	218,633.98	5.750
3111006641	664,500.00	647,671.80	4.625
3111006725	700,000.00	685,165.47	5.625
3111006746	805,000.00	785,916.68	5.000
3111006850	180,600.00	176,724.11	5.875
3111006914	100,000.00	98,317.92	6.250
3111006961	980,000.00	962,050.07	5.875
3111007025	815,500.00	797,822.29	5.500
3111007064	129,500.00	126,692.74	5.500
3111007067	180,000.00	176,088.76	5.250
3111007155	94,600.00	89,850.17	6.250
3111007217	121,500.00	118,832.33	6.625
3111007230	327,000.00	321,426.80	6.500
3111007309	892,000.00	873,937.79	5.875
3111007332	246,000.00	240,109.61	4.625
3111007422	675,000.00	658,116.45	4.375
3111007427	164,000.00	160,830.34	5.875
3111007462	600,000.00	600,000.00	5.250
3111007568	283,000.00	277,116.42	5.250
3111007636	1,000,000.00	1,000,000.00	5.875
3111007771	695,000.00	680,104.21	5.250
3111007790	137,500.00	134,905.07	5.625
3111007794	311,250.00	304,963.67	5.250
3111007850	1,457,500.00	1,426,715.17	5.000
3111007951	256,000.00	251,165.49	5.625
3111008147	452,000.00	445,024.89	5.625
3111008221	192,000.00	187,898.41	5.000
3111008251	117,250.00	115,656.33	7.375
3111008258	355,920.00	350,844.58	7.125
3111008271	688,000.00	675,309.18	5.750
3111008357	520,000.00	510,408.06	5.750
3111008387	97,500.00	56,360.76	6.375
3111008397	750,000.00	736,389.85	5.125
3111008412	1,295,000.00	1,295,000.00	5.375
3111008491	150,000.00	147,535.22	6.375
3111008500	1,500,000.00	1,500,000.00	5.500
3111008524	217,000.00	212,617.23	5.250
3111008539	825,000.00	807,574.64	5.000
3111008584	100,730.00	98,342.24	6.250
3111008599	210,500.00	205,595.56	5.000
3111008609	319,882.00	311,433.40	5.125

3111008621	1,000,000.00	984,171.38	5.875
3111008632	730,000.00	714,559.97	5.000
3111008649	578,152.00	566,229.64	5.375
3111008735	267,200.00	262,166.41	6.750
3111008741	384,000.00	379,554.02	5.625
3111008764	107,250.00	105,591.17	6.000
3111008801	383,582.00	377,078.02	5.500
3111008882	244,000.00	236,377.81	5.000
3111008922	603,000.00	602,776.25	6.000
3111008942	2,000,000.00	1,846,802.32	5.750
3111009036	548,000.00	535,914.37	5.250
3111009114	2,000,000.00	2,000,000.00	4.625
3111009138	469,000.00	460,864.88	5.375
3111009164	105,000.00	103,303.16	6.125
3111009165	822,500.00	807,906.65	5.250
3111009277	231,000.00	107,501.40	5.375
3111009296	249,000.00	245,058.67	5.875
3111009311	136,500.00	105,800.05	5.875
3111009313	160,300.00	124,713.72	5.375
3111009330	500,000.00	500,000.00	5.250
3111009345	500,000.00	490,297.94	4.750
3111009353	157,000.00	154,703.50	5.500
3111009505	960,000.00	942,967.02	5.250
3111009512	346,500.00	340,069.41	5.000
3111009573	280,000.00	275,616.29	6.000
3111009574	225,000.00	221,519.97	6.000
3111009608	169,000.00	165,936.43	5.500
3111009614	294,000.00	288,783.65	5.250
3111009643	265,000.00	260,191.09	5.125
3111009694	2,000,000.00	2,000,000.00	5.000
3111009701	287,500.00	280,980.22	5.375
3111009733	225,000.00	209,283.94	5.375
3111009808	200,000.00	154,548.76	6.750
3111009811	416,500.00	394,733.11	5.375
3111009876	180,000.00	177,222.39	4.750
3111009929	228,600.00	224,822.77	5.250
3111009947	308,000.00	269,312.27	5.500
3111009961	718,000.00	705,260.86	5.250
3111010090	440,000.00	434,339.74	5.750
3111010109	500,000.00	490,215.12	5.875
3111010117	262,500.00	258,169.30	6.125
3111010141	112,000.00	110,531.45	6.500
3111010390	600,000.00	590,308.37	5.375
3111010410	285,000.00	280,183.27	5.125
3111010433	207,900.00	204,541.20	5.375
3111010507	178,500.00	175,808.00	5.750
3111010535	608,300.00	600,124.11	6.750
3111010571	137,800.00	135,918.95	5.875
3111010661	720,000.00	711,915.53	6.000
3111010696	203,300.00	200,440.03	6.125

3111010785	663,000.00	653,737.89	5.750
3111010798	292,500.00	287,959.78	5.750
3111010818	138,000.00	138,000.00	6.500
3111010839	350,000.00	344,762.21	5.375
3111010867	1,071,000.00	1,069,300.00	5.875
3111010869	805,000.00	794,644.29	5.750
3111010883	337,565.00	333,562.34	6.625
3111010893	339,500.00	335,076.47	6.125
3111010938	870,000.00	861,722.29	5.250
3111010954	360,000.00	354,152.87	5.875
3111011001	235,000.00	210,229.24	5.000
3111011034	1,148,000.00	1,130,608.63	5.375
3111011094	574,000.00	566,164.58	5.875
3111011139	560,000.00	553,282.06	6.125
3111011200	540,000.00	531,350.95	5.000
3111011236	838,500.00	838,499.95	5.500
3111011448	200,000.00	162,081.91	5.375
3111011699	225,000.00	222,544.17	6.625
3111011786	245,000.00	242,133.77	5.250
3111011900	239,000.00	236,507.23	5.875
3111011944	124,000.00	122,211.45	5.125
3111012065	153,300.00	139,229.89	8.625
3111012092	304,000.00	299,997.86	5.625
3111012105	415,000.00	411,695.26	5.750
3111012127	206,500.00	203,649.64	4.875
3111012178	574,000.00	567,247.54	5.750
3111012199	930,000.00	919,608.06	5.500
3111013472	211,500.00	192,874.21	6.000
3111013566	279,500.00	277,639.79	5.490
3111013643	245,000.00	243,931.27	6.740
3111013765	220,800.00	218,375.66	7.000
3111013791	700,000.00	696,396.50	5.875
3111013840	300,000.00	298,488.90	5.990
3111013853	425,000.00	422,584.91	5.750
3111013864	341,200.00	340,354.41	6.990
3111013872	275,000.00	273,995.53	6.490
3111013952	284,000.00	283,037.38	6.875
3111013961	448,000.00	446,021.35	5.490
3111014000	1,482,000.00	1,475,766.18	5.750
3111014003	300,000.00	299,097.86	5.990
3111014037	207,000.00	206,449.08	6.625
3111014063	245,000.00	244,347.94	6.625
3111014112	960,000.00	956,978.67	5.750
3111014117	300,000.00	299,119.10	6.115
3111014118	932,000.00	929,268.56	6.125
3111014150	480,000.00	479,487.04	6.375
3111014153	420,000.00	418,538.47	6.740
3111014154	100,000.00	99,821.61	8.625
3111014160	779,200.00	776,501.06	6.115
3111014174	424,000.00	423,284.12	6.865

3111014187	998,000.00	996,958.02	5.750
3111014193	497,000.00	495,677.23	6.625
3111014214	346,500.00	346,021.51	7.875
3111014225	623,000.00	621,039.28	5.750
3111014227	350,000.00	349,280.42	6.625
3111014239	472,500.00	471,795.08	7.490
3111014240	680,000.00	679,414.53	6.750
3111014268	525,000.00	524,115.34	6.875
3111014334	100,000.00	99,934.58	8.125
3111014345	102,000.00	101,616.31	6.875
3111014362	1,200,000.00	1,197,661.39	6.125
3111014367	325,168.00	324,534.29	6.125
3111014375	595,000.00	593,724.82	5.625
3111014376	321,000.00	320,445.70	6.750
3111014402	131,920.00	131,843.95	8.740
3111014412	100,000.00	99,831.50	6.875
3111014415	200,000.00	199,390.73	6.000
3111014422	306,475.00	306,211.13	6.750
3111014423	208,600.00	208,433.18	7.125
3111014424	220,500.00	220,323.67	7.125
3111014425	208,600.00	208,433.18	7.125
3111014426	232,750.00	232,563.87	7.125
3111014427	215,000.00	214,823.77	7.000
3111014428	224,250.00	224,066.18	7.000
3111014429	390,000.00	389,672.36	6.875
3111014436	622,400.00	622,400.00	6.500
3111014437	240,000.00	239,772.28	6.250
3111014439	242,200.00	241,828.15	6.375
3111014442	635,200.00	635,200.00	6.000
3111014447	336,500.00	335,918.93	6.750
3111014455	862,500.00	861,533.53	5.375
3111014459	210,000.00	210,000.00	6.740
3111014484	470,000.00	469,496.59	5.615
3111014513	386,750.00	386,022.60	5.500
3111014516	504,000.00	504,000.00	5.990
3111014526	769,000.00	768,032.49	4.750
3111014530	125,300.00	125,215.92	8.000
3111014540	100,000.00	99,694.66	7.375
3111014556	597,000.00	596,418.63	6.115
3111014557	492,000.00	491,555.23	6.500
3111014569	296,000.00	295,757.37	7.000
3111014570	805,000.00	804,252.96	6.365
3111014626	562,425.00	561,904.08	6.375
3111014640	147,600.00	147,600.00	8.115
3111014659	595,000.00	595,000.00	6.990
3111014716	218,000.00	218,000.00	6.125
3113000299	322,800.00	309,905.05	5.500
3113000428	224,000.00	215,786.78	4.375
3113000501	101,500.00	98,573.09	5.750
3113000759	230,685.00	224,435.98	5.625

3113000845	489,300.00	478,994.63	6.500
3113001263	138,840.00	136,844.61	6.750
3113001272	752,000.00	731,044.54	5.000
3113001275	215,600.00	211,531.16	5.625
3113001286	650,000.00	633,181.72	6.000
3113001301	138,840.00	136,844.61	6.750
3113001321	308,000.00	302,542.36	5.625
3113001482	400,000.00	392,899.59	5.000
3113001554	187,200.00	185,381.58	6.250
3113002736	999,800.00	994,405.42	5.625
3113003193	112,000.00	111,912.63	7.250
3113003337	159,250.00	158,372.75	6.490
3113003350	480,000.00	476,582.00	5.125
3113003672	382,400.00	380,187.57	5.250
3113003770	1,600,000.00	1,600,000.00	5.500
3113003821	276,250.00	275,089.33	6.750
3113003896	712,000.00	709,143.46	6.000
3113003900	325,500.00	324,282.09	6.365
3113003999	441,000.00	439,353.10	6.375
3113004068	480,000.00	480,000.00	5.115
3113004102	755,000.00	753,563.53	6.250
3113004186	880,000.00	876,185.68	5.990
3113004208	445,000.00	443,661.80	5.990
3113004237	416,000.00	415,164.28	6.875
3113004256	860,000.00	858,283.46	6.000
3113004277	480,000.00	478,187.43	6.500
3113004286	490,000.00	489,627.15	7.375
3113004341	605,000.00	603,846.69	6.240
3113004379	1,365,000.00	1,363,608.32	5.875
3113004390	200,000.00	179,781.09	5.500
3113004418	1,410,000.00	1,408,596.34	6.000
3113004432	161,600.00	161,496.95	8.250
3113004450	1,000,000.00	1,000,000.00	5.250
3113004490	180,000.00	179,687.05	7.500
3113004501	320,000.00	319,344.64	5.865
3113004592	915,000.00	913,822.18	4.625
3113004598	649,000.00	647,434.25	4.990
3113004626	128,000.00	127,809.03	7.490
3113004629	307,500.00	307,085.14	7.990
3113004639	294,000.00	291,692.46	5.740
3113004670	1,025,000.00	1,025,000.00	5.875
3113004706	336,500.00	336,148.68	5.750
3113004716	520,000.00	519,469.83	5.875
3113004718	315,000.00	315,000.00	6.625
3113004723	308,547.00	308,547.00	6.875
3113004731	150,000.00	149,882.99	7.250
3113004785	1,106,250.00	1,102,281.32	5.500
3113004835	587,000.00	586,428.37	6.115
3114000214	445,657.00	354,913.06	6.750
3114000833	109,500.00	106,115.00	5.625

3114001568	1,040,000.00	1,017,037.28	6.500
3114001659	100,000.00	99,976.80	7.250
3114001989	547,500.00	537,245.94	6.000
3114002019	368,000.00	307,304.18	4.625
3114002064	288,800.00	285,242.08	5.500
3114002141	633,270.00	622,285.57	5.375
3114002162	105,000.00	104,947.31	6.750
3114002242	854,000.00	840,516.33	5.500
3114002325	392,000.00	387,588.20	6.000
3114002339	420,000.00	414,943.49	5.625
3114002349	192,500.00	189,338.82	6.000
3114002796	200,000.00	196,300.32	5.625
3114002906	665,000.00	665,000.00	6.500
3114002962	595,000.00	593,892.75	6.365
3114002984	679,000.00	678,306.41	5.865
3114003001	765,960.00	765,960.00	5.875
3114003004	234,000.00	233,604.92	6.865
3114003048	250,000.00	249,535.68	6.375
3114003062	159,200.00	159,103.36	8.490
3114003096	280,000.00	279,171.27	5.125
3114003097	510,000.00	508,957.52	5.875
3114003119	294,000.00	293,700.25	5.875
3114003136	109,200.00	109,114.81	7.250
3114003152	966,000.00	964,784.64	4.750
3116000589	415,000.00	111,791.23	5.500
3116000617	390,000.00	388,707.52	6.990
3116000646	426,348.00	419,948.21	6.500
3116000697	160,000.00	99,616.15	8.500
3116000806	595,000.00	595,000.00	7.125
3116000824	896,602.00	894,540.62	5.250
3116000851	400,000.00	399,103.60	7.500
3116000853	100,000.00	99,865.08	7.990
3116000880	214,500.00	214,218.41	8.125
3116000944	284,800.00	259,414.17	6.750
3116000964	313,068.00	312,770.95	6.250
3116000966	322,500.00	322,222.33	6.750
3116000971	199,500.00	199,330.96	7.990
3116000981	164,000.00	163,889.96	8.000
3116000982	185,972.00	185,837.13	7.615
3116000996	161,000.00	160,902.27	8.490
3116001013	999,999.00	999,027.06	6.125
3116001019	324,000.00	324,000.00	6.875
3116001058	207,500.00	207,303.12	6.250
4009251653	227,500.00	174,865.23	3.625
4009324528	113,700.00	104,209.65	3.625
4009324495	130,000.00	119,187.62	3.625
4009381177	328,500.00	302,852.20	3.875
4009291932	139,000.00	104,476.87	3.250
3904000075	296,100.00	271,472.38	4.000
4009527028	182,000.00	167,625.19	4.250

4100001577	485,000.00	266,015.40	6.750
4100003849	223,721.00	217,670.81	5.875
4100004108	156,480.00	152,514.40	6.250
4100005353	721,000.00	696,325.12	5.625
4100005536	178,750.00	173,462.41	4.875
4100006127	208,425.00	203,148.26	6.000
4100006862	549,500.00	532,887.10	4.750
4100007295	93,750.00	91,616.57	7.000
4100010269	112,500.00	108,856.18	6.875
4100011054	120,000.00	118,121.33	7.250
4100011604	100,000.00	97,568.95	5.625
4100011650	1,000,000.00	976,465.46	5.625
4100011832	389,872.00	381,515.96	5.250
4100012181	133,250.00	130,551.90	5.875
4100012182	130,000.00	127,367.60	5.875
4100012585	1,500,000.00	1,470,632.38	5.750
4100012621	138,600.00	136,125.13	6.250
4100012623	260,000.00	249,689.92	5.625
4100013295	385,000.00	377,724.12	6.250
4100013608	154,400.00	133,156.49	4.875
4100013643	726,500.00	711,826.67	5.250
4100014190	385,000.00	370,751.82	5.875
4100014228	253,000.00	247,816.29	5.500
4100014243	126,000.00	124,475.83	8.000
4100014596	108,430.00	107,059.49	7.750
4100014711	475,618.00	475,609.14	5.875
4100014766	175,000.00	171,793.75	5.625
4100014877	672,000.00	656,366.99	5.875
4100015220	155,000.00	80,021.41	6.000
4100015238	105,000.00	103,526.23	6.875
4100015241	108,500.00	106,977.15	6.875
4100015247	101,500.00	100,075.47	6.875
4100015555	364,000.00	358,244.17	5.750
4100015684	1,609,000.00	1,578,481.66	5.250
4100015767	140,000.00	136,685.00	6.625
4100015784	323,400.00	317,926.33	5.875
4100015871	253,600.00	249,541.50	5.875
4100015910	266,550.00	261,491.60	4.875
4100016267	810,000.00	810,000.00	5.500
4100016643	777,000.00	777,000.00	5.250
4100016668	1,172,000.00	1,172,000.00	5.250
4100016727	250,000.00	247,019.68	7.000
4100017018	140,000.00	76,237.31	6.500
4100017122	231,750.00	222,058.74	6.000
4100017217	481,819.00	474,383.81	5.625
4100017218	420,000.00	412,714.85	5.375
4100017474	145,000.00	142,808.73	6.125
4100017513	440,000.00	433,953.04	6.250
4100017571	412,500.00	404,543.79	7.750
4100018012	592,000.00	581,765.11	5.125

4100018207	396,000.00	389,827.54	6.125
4100018238	417,000.00	411,660.25	6.625
4100018977	172,500.00	169,449.67	4.875
4100019069	234,500.00	232,117.99	7.000
4100019124	431,600.00	426,531.26	7.250
4100019152	325,000.00	320,459.79	5.750
4100019170	522,500.00	514,680.71	5.375
4100019528	121,558.00	120,293.15	6.875
4100019719	431,200.00	206,454.31	5.750
4100019863	156,450.00	154,342.43	5.500
4100019907	760,000.00	749,762.06	5.500
4100020504	1,253,750.00	1,208,482.63	6.875
4100024692	200,000.00	198,846.49	6.250
4100025571	526,000.00	521,720.79	5.250
4100025735	380,000.00	378,149.44	7.125
4100025838	728,000.00	724,864.92	5.625
4100026498	424,000.00	422,258.11	5.875
4100026851	321,586.00	320,295.80	6.000
4100027082	185,250.00	184,951.98	9.125
4100027179	1,850,000.00	1,850,000.00	5.500
4100027188	308,000.00	301,890.84	5.865
4100027228	800,000.00	795,137.34	5.250
4100027503	300,000.00	299,239.54	6.875
4100027589	345,000.00	343,772.36	6.625
4100027602	357,000.00	356,002.75	6.375
4100027771	269,500.00	268,389.60	6.000
4100027887	960,000.00	956,327.88	6.250
4100027970	220,000.00	219,814.81	6.865
4100028021	275,000.00	274,536.62	6.875
4100028048	480,000.00	479,086.75	6.250
4100028095	424,500.00	423,802.05	7.000
4100028098	217,000.00	216,615.29	6.615
4100028240	1,024,000.00	1,019,307.87	5.750
4100028245	1,786,950.00	1,784,701.76	4.750
4100028260	1,065,000.00	1,065,000.00	6.625
4100028465	645,000.00	644,255.11	8.750
4100028729	200,000.00	199,827.80	6.750
4100028762	398,000.00	396,966.19	6.750
4100028854	520,000.00	520,000.00	6.240
4100028855	385,000.00	385,000.00	6.365
4100028942	1,050,000.00	1,049,094.20	6.740
4102001281	153,000.00	147,425.09	6.125
4102004002	780,000.00	754,275.40	4.990
4108000070	962,500.00	962,500.00	5.500
4108000076	127,500.00	125,391.15	6.000
4108000202	565,000.00	556,479.21	5.750
4108000203	305,500.00	300,200.97	5.375
4108000304	100,000.00	95,575.24	6.500
4108001140	357,980.00	357,236.42	5.875
4108001224	172,500.00	171,923.96	9.000

4108001275	200,000.00	199,480.49	6.750
4108001342	469,000.00	468,039.50	5.865
4108001353	600,000.00	598,830.70	6.125
4108001391	465,000.00	464,558.79	6.250
5116002581	724,000.00	700,542.84	5.750
5116002608	540,000.00	526,692.00	7.250
5116003422	150,000.00	140,850.35	5.250
5116003559	470,000.00	455,427.72	4.750
5116003676	152,000.00	148,158.14	5.500
5116003704	520,000.00	505,635.91	5.000
5116003721	172,500.00	163,693.94	5.625
5116003727	91,000.00	89,495.71	7.250
5116003796	500,000.00	485,252.40	4.625
5116003862	198,750.00	191,252.21	5.500
5116003908	490,500.00	451,803.18	5.500
5116004009	150,000.00	147,133.09	5.750
5116004028	731,500.00	714,246.34	5.500
5116004040	239,960.00	233,015.68	5.500
5116004096	387,500.00	377,631.39	5.250
5116004115	204,750.00	190,990.22	5.500
5116004117	97,520.00	94,066.08	6.125
6100124034	108,000.00	104,582.25	4.990
6100125449	820,300.00	789,549.51	5.500
6100126858	180,000.00	174,543.25	4.990
6100127525	417,000.00	404,910.76	4.990
6100127865	210,000.00	204,801.05	5.875
6100128283	625,700.00	602,248.36	5.000
6100128735	393,000.00	346,975.14	4.490
6100128800	125,000.00	122,109.87	6.250
6100129792	137,400.00	134,369.32	6.250
6100129815	101,100.00	98,870.09	6.250
6100129829	114,500.00	111,974.40	6.250
6100129944	199,000.00	180,380.33	4.490
6100130003	659,900.00	641,639.32	4.990
6100130292	150,100.00	147,075.31	6.990
6100130429	410,000.00	398,113.85	4.990
6100130530	209,000.00	203,476.33	5.250
6100130678	234,200.00	228,811.38	5.750
6100130872	560,000.00	544,492.94	5.250
6100131092	423,500.00	412,795.81	5.500
6100131175	400,000.00	390,199.70	5.750
6100131382	350,000.00	340,089.03	5.125
6100131386	625,000.00	608,482.24	5.250
6100131504	162,500.00	158,392.70	5.500
6100131732	241,000.00	218,020.19	4.750
6100131932	260,400.00	254,915.24	6.250
6100131933	208,000.00	204,194.37	7.250
6100132016	999,900.00	426,624.61	5.125
6100132225	134,000.00	130,266.06	5.750
6100132297	427,000.00	400,920.80	5.250

6100132829	855,000.00	828,076.62	5.250
6100132838	176,000.00	171,569.82	5.250
6100133298	710,000.00	692,844.37	5.750
6100133963	170,000.00	155,947.69	5.250
6100134262	828,700.00	809,746.70	5.500
6100134303	592,000.00	569,316.46	5.250
6100134315	962,500.00	938,801.04	5.375
6100134592	400,000.00	389,931.53	5.250
6100134601	440,000.00	430,023.60	5.250
6100134798	107,000.00	105,393.28	7.750
6100135046	180,000.00	175,694.34	5.250
6100135130	572,000.00	561,687.91	5.875
6100135394	569,600.00	558,238.82	6.250
6100135446	247,500.00	242,181.88	6.125
6100135853	440,000.00	429,475.25	5.250
6100135972	435,000.00	425,136.97	5.250
6100136170	1,267,500.00	1,239,719.52	5.125
6100136805	371,000.00	362,514.81	5.500
6100136826	163,300.00	159,648.42	5.625
6100136846	175,000.00	170,536.76	5.250
6100137058	400,000.00	387,343.97	5.500
6100137629	218,000.00	213,550.45	6.125
6100137639	264,700.00	259,297.14	6.125
6100137647	280,500.00	274,774.71	6.125
6100138510	134,400.00	132,031.48	6.625
6100138829	999,900.00	955,460.54	5.250
6100139051	377,500.00	368,940.73	5.250
6100139400	150,000.00	146,892.54	5.750
6100141748	495,000.00	485,655.49	5.625
6100142116	400,000.00	386,069.14	5.250
6100142422	150,000.00	142,294.75	5.500
6100143304	1,300,000.00	951,610.43	5.250
6100143528	240,000.00	235,868.27	6.125
6100144083	192,700.00	189,382.56	6.125
6100144178	250,000.00	143,167.70	4.750
6100145281	250,000.00	245,173.62	5.500
6100145380	416,000.00	407,963.14	5.500
6100145520	348,600.00	342,009.22	5.625
6100145744	279,100.00	271,045.01	5.875
6100146024	440,800.00	434,138.73	6.125
6100146033	630,000.00	223,068.41	5.500
6100146347	219,400.00	215,422.70	5.500
6100147224	354,000.00	346,658.42	4.750
6100147268	625,000.00	613,898.64	5.625
6100148053	512,900.00	503,557.21	5.490
6100148417	232,000.00	228,404.99	5.990
6100148796	665,200.00	654,425.53	5.750
6100149042	130,000.00	127,942.27	5.875
6100149408	330,000.00	324,780.23	5.490
6100151036	250,000.00	246,126.12	5.990

6100156296	228,000.00	222,521.46	5.490
6100156697	650,000.00	641,638.27	5.750
6100157427	1,120,000.00	1,102,716.68	4.750
6100179656	113,000.00	112,813.85	6.990
6100184413	116,000.00	115,694.49	6.875
6100185917	100,000.00	99,097.29	5.625
6100191511	684,000.00	680,641.44	6.125
6100193028	297,000.00	295,799.54	6.375
6100193727	256,000.00	252,681.04	5.625
6100193866	368,500.00	368,500.00	4.990
6100193963	115,000.00	114,448.73	6.250
6100194916	325,000.00	325,000.00	6.125
6100196078	199,500.00	198,754.98	6.375
6100196256	323,000.00	321,488.21	6.375
6100196644	161,400.00	160,151.64	4.625
6100196977	195,000.00	194,017.77	5.990
6100197020	284,000.00	283,262.30	6.750
6100197158	465,000.00	463,701.05	6.375
6100197249	168,000.00	167,116.42	5.875
6100197950	300,000.00	298,810.37	4.500
6100198003	520,000.00	517,571.44	6.125
6100198057	437,500.00	427,802.22	6.375
6100198254	386,000.00	384,523.50	6.250
6100198261	68,200.00	67,372.04	7.500
6100198481	443,000.00	441,047.05	5.500
6100198628	204,500.00	190,000.00	5.875
6100198835	350,000.00	349,317.90	6.125
6100199102	800,000.00	800,000.00	5.250
6100199126	437,600.00	436,915.20	7.250
6100199353	282,000.00	282,000.00	7.125
6100199377	75,600.00	75,349.46	6.990
6100199390	70,000.00	69,756.88	6.750
6100199685	220,000.00	217,743.17	6.125
6100199697	276,500.00	276,500.00	6.875
6100199701	200,000.00	199,385.62	7.375
6100199999	101,200.00	101,198.98	6.990
6100200089	300,000.00	299,101.06	7.500
6100200177	150,000.00	144,901.89	6.500
6100200179	152,700.00	152,217.33	7.250
6100200202	250,000.00	249,318.31	6.500
6100200209	156,000.00	154,519.29	7.125
6100200269	416,000.00	415,364.97	7.375
6100200377	848,000.00	848,000.00	6.375
6100200432	246,000.00	245,279.05	6.125
6100200441	100,000.00	100,000.00	6.875
6100200461	125,000.00	124,773.37	6.500
6100200531	427,000.00	425,687.55	5.875
6100200655	833,000.00	823,772.74	5.875
6100200662	193,900.00	193,358.37	6.375
6100200767	413,000.00	411,637.61	5.500

6100200866	514,000.00	512,833.57	6.125
6100200897	705,000.00	703,379.14	5.250
6100200961	106,600.00	106,372.81	7.750
6100200983	900,000.00	897,604.68	6.625
6100201021	276,500.00	275,848.99	7.250
6100201037	305,500.00	304,561.00	5.875
6100201052	330,000.00	329,275.94	5.500
6100201210	690,000.00	687,670.07	5.375
6100201292	85,400.00	84,841.80	6.625
6100201346	300,000.00	248,155.91	5.875
6100201371	185,500.00	184,827.31	4.990
6100201401	250,000.00	244,578.98	5.990
6100201420	333,000.00	332,351.05	6.125
6100201497	351,000.00	349,902.65	6.750
6100201509	165,000.00	164,473.65	6.625
6100201581	325,000.00	321,594.91	5.875
6100201625	300,000.00	296,856.84	5.875
6100201659	590,000.00	586,057.48	6.750
6100201698	345,500.00	341,880.14	5.875
6100201760	168,700.00	168,558.27	6.875
6100201830	463,000.00	459,670.35	5.500
6100202133	250,000.00	249,464.22	5.625
6100202303	442,500.00	441,403.36	6.990
6100202311	220,500.00	220,238.69	8.625
6100202351	400,000.00	399,182.37	5.875
6100202474	365,000.00	108,944.83	5.875
6100202497	191,800.00	191,251.18	6.250
6100202499	328,000.00	327,998.51	6.875
6100202529	157,500.00	157,153.74	6.375
6100202571	202,000.00	199,927.80	6.125
6100202699	285,000.00	284,430.06	5.990
6100202708	161,000.00	160,571.50	6.625
6100202717	999,900.00	997,900.40	5.990
6100202724	150,000.00	149,734.57	6.625
6100202747	195,000.00	194,654.95	6.625
6100202765	152,000.00	151,582.25	6.250
6100202774	143,000.00	142,770.60	7.125
6100202850	260,000.00	259,505.33	6.250
6100202851	480,000.00	479,018.84	5.875
6100202950	409,000.00	408,163.97	5.875
6100203005	63,000.00	62,935.76	6.750
6100203008	200,000.00	199,662.98	6.875
6100203026	447,500.00	447,500.00	6.625
6100203083	571,000.00	569,832.83	5.875
6100203102	110,000.00	109,844.24	7.750
6100203116	257,000.00	256,555.12	6.750
6100203130	200,000.00	196,871.69	6.750
6100203137	102,300.00	102,139.90	7.250
6100203191	113,700.00	113,538.98	7.750
6100203202	313,000.00	312,360.21	5.875

6100203274	810,000.00	810,000.00	6.990
6100203277	292,000.00	291,457.66	6.375
6100203321	480,000.00	480,000.00	5.125
6100203348	424,000.00	423,152.09	5.990
6100203389	910,000.00	908,226.55	6.125
6100203439	535,000.00	533,906.41	5.875
6100203455	440,000.00	439,529.61	5.625
6100203479	140,000.00	139,780.90	7.250
6100203486	384,500.00	384,168.95	6.750
6100203525	400,000.00	399,182.37	5.875
6100203541	300,000.00	299,469.18	6.625
6100203584	128,000.00	127,823.24	7.875
6100203732	715,000.00	713,734.87	6.625
6100203739	237,500.00	237,108.74	6.990
6100203762	392,400.00	389,636.84	5.750
6100203799	745,500.00	745,500.00	5.875
6100203837	100,000.00	99,923.76	7.365
6100203862	91,000.00	90,867.86	7.625
6100203864	250,000.00	248,123.91	4.990
6100204006	260,000.00	259,582.93	7.125
6100204023	434,000.00	433,578.18	6.125
6100204053	252,000.00	251,777.67	6.625
6100204056	250,000.00	246,302.08	6.250
6100204076	159,600.00	159,324.41	6.750
6100204099	100,000.00	64,433.46	6.490
6100204103	120,000.00	119,792.78	6.750
6100204115	97,200.00	97,001.32	5.875
6100204124	339,000.00	338,490.59	7.500
6100204128	1,500,000.00	1,496,933.87	5.875
6100204138	93,600.00	93,408.67	5.875
6100204172	100,000.00	99,839.29	7.125
6100204223	405,000.00	405,000.00	6.375
6100204249	210,000.00	210,000.00	6.625
6100204251	210,000.00	210,000.00	6.625
6100204259	300,000.00	299,319.97	6.750
6100204268	350,000.00	349,267.41	5.750
6100204282	384,000.00	384,000.00	6.375
6100204298	800,000.00	800,000.00	6.125
6100204355	900,000.00	899,146.05	6.250
6100204356	272,000.00	271,682.32	6.750
6100204413	98,400.00	98,264.12	7.875
6100204434	130,000.00	129,888.07	6.750
6100204439	143,000.00	142,896.50	7.625
6100204450	307,000.00	306,372.47	5.875
6100204506	750,000.00	748,573.03	6.250
6100204556	108,700.00	108,325.35	7.750
6100204570	471,000.00	467,612.84	5.500
6100204632	550,000.00	548,821.28	5.625
6100204707	197,800.00	197,519.90	7.750
6100204733	90,000.00	90,000.00	8.125

6100204780	170,100.00	169,743.27	5.740
6100204784	285,000.00	284,417.44	5.875
6100204787	150,500.00	150,184.39	5.740
6100204819	795,000.00	795,000.00	5.750
6100204825	100,000.00	99,831.50	6.875
6100204827	97,500.00	97,500.00	7.625
6100204836	108,700.00	108,325.78	7.750
6100204860	801,300.00	798,331.01	6.500
6100204976	156,000.00	155,730.62	6.750
6100204983	335,000.00	335,000.00	5.750
6100204986	460,000.00	459,145.64	6.375
6100205036	136,500.00	136,286.39	7.250
6100205091	790,500.00	789,711.54	5.990
6100205099	420,800.00	420,409.50	6.365
6100205104	750,000.00	750,000.00	5.875
6100205138	719,000.00	717,598.79	6.125
6100205155	209,300.00	208,955.20	6.990
6100205233	460,000.00	459,166.06	6.500
6100205251	1,295,000.00	1,295,000.00	6.125
6100205268	137,000.00	136,910.38	8.125
6100205272	360,000.00	358,532.75	7.500
6100205381	322,500.00	321,886.40	6.250
6100205396	250,000.00	250,000.00	6.375
6100205401	131,600.00	131,366.69	6.615
6100205414	280,000.00	279,572.57	7.375
6100205449	200,000.00	199,854.96	7.615
6100205557	210,000.00	209,628.42	6.625
6100205589	215,000.00	215,000.00	6.625
6100205607	424,000.00	423,577.10	5.990
6100205618	91,000.00	91,000.00	7.500
6100205708	162,200.00	162,053.37	6.500
6100205717	320,000.00	319,027.93	6.500
6100205720	229,600.00	229,397.43	6.625
6100205735	150,000.00	150,000.00	6.490
6100205747	303,750.00	303,750.00	6.500
6100205759	395,500.00	395,167.74	6.875
6100205790	347,000.00	346,708.48	6.875
6100205804	150,000.00	149,864.40	6.500
6100205837	171,500.00	171,337.28	6.250
6100205930	210,000.00	209,628.42	6.625
6100205981	135,000.00	134,834.81	6.990
6100206014	275,000.00	274,664.28	6.125
6100206033	175,000.00	174,837.92	6.375
6100206035	725,000.00	724,243.06	5.750
6100206052	100,000.00	99,931.18	7.875
6100206084	250,000.00	249,779.43	6.625
6100206174	270,000.00	269,956.96	6.125
6100206241	100,000.00	99,677.59	6.750
6100206250	258,000.00	257,822.45	7.875
6100206276	250,000.00	249,794.67	6.990

6100206287	227,500.00	227,304.13	6.750
6100206327	100,000.00	99,917.87	6.990
6100206331	130,000.00	129,910.54	7.875
6100206351	78,000.00	77,925.99	6.250
6100206440	100,000.00	99,509.23	6.990
6100206468	110,000.00	109,909.66	6.990
6100206504	200,000.00	199,814.76	6.375
6100206518	381,000.00	380,655.57	6.500
6100206519	383,000.00	382,653.76	6.500
6100206573	114,800.00	114,714.80	7.500
6100206643	740,000.00	738,816.97	6.250
6100206663	333,500.00	333,258.62	7.625
6100206702	201,500.00	201,500.00	8.125
6100206750	181,500.00	181,365.31	7.500
6100206770	273,000.00	273,000.00	7.990
6100206836	130,000.00	130,000.00	7.125
6100206866	1,400,000.00	1,398,603.62	5.990
6100206908	455,000.00	455,000.00	5.990
6100206914	960,000.00	960,000.00	6.250
6100206920	500,000.00	500,000.00	5.990
6100206930	250,000.00	249,768.46	6.375
6100206933	195,000.00	194,817.19	6.875
6100206963	75,000.00	74,784.04	7.875
6100206965	188,500.00	188,339.95	6.875
6100206982	390,000.00	390,000.00	6.375
6100207036	92,400.00	92,400.00	7.625
6100207044	350,000.00	349,683.59	6.500
6100207090	75,000.00	74,918.75	7.500
6100207200	221,200.00	221,027.45	7.250
6100207251	810,000.00	809,174.16	5.875
6100207274	100,000.00	99,925.79	7.500
6100207284	480,000.00	479,661.22	7.750
6100207285	194,000.00	193,879.42	8.375
6100207295	572,000.00	572,000.00	6.625
6100207309	110,000.00	109,818.79	6.990
6100207389	250,000.00	249,789.97	6.875
6100207429	175,000.00	174,873.34	7.625
6100207433	696,000.00	695,385.94	6.625
6100207435	75,000.00	74,462.69	7.750
6100207436	154,000.00	153,888.54	7.625
6100207470	75,000.00	70,557.13	8.375
6100207546	264,000.00	264,000.00	6.625
6100207577	120,000.00	119,896.68	6.750
6100207595	233,000.00	232,789.36	6.500
6100207607	287,700.00	287,435.06	6.750
6100207663	273,700.00	273,700.00	7.125
6100207737	235,000.00	234,802.57	6.875
6100207818	83,500.00	83,367.98	6.990
6100207829	210,000.00	209,823.58	6.875
6100207836	312,000.00	310,915.69	5.875

6100207842	285,000.00	284,813.57	8.125
6100207921	235,000.00	234,802.57	6.875
6100208019	160,000.00	159,801.56	6.500
6100208054	455,000.00	454,645.06	7.250
6100208194	605,000.00	604,466.22	6.625
6100208226	900,000.00	891,876.56	5.875
6100208390	200,000.00	199,835.74	6.990
6100208416	290,000.00	290,000.00	6.375
6100208421	500,000.00	500,000.00	6.250
6100208489	120,400.00	120,400.00	7.500
6100208799	325,000.00	325,000.00	7.875
6100208962	117,500.00	117,500.00	6.990
6100209361	228,000.00	228,000.00	6.875

Totals	318,442,617.00	311,407,260.88

SMRF Trust III-A

Residential mortgage loans [describe more fully]

SCHEDULE OF TRUST CERTIFICATES

Certificate No. 1 in respect of SMRF Trust III

Certificate No. 1 in respect of SMRF Trust III-A

Exhibit A

FORM OF POWER OF ATTORNEY

(Delivered by PMI at Closing)

Exhibit B

RESOLUTION OF MEMBER

REGARDING SUPPLEMENT

(Delivered by PMI at Closing)

Exhibit C

FORM OF COLLATERAL REPORT

[DATE]

200 East Randolph Drive

Chicago, IL  60601

Attention:  Vice President - Credit

Facsimile:  (312) 565-5752

Re:       Supplement to Amended And Restated Advances, Collateral Pledge, And Security Agreement

Ladies and Gentlemen:

This report is given pursuant to Section 2.09(b) of the Supplement to Amended And Restated Advances, Collateral Pledge, And Security Agreement dated as of July 7, 2017 (the “Supplement”), by and among Prospect Mortgage Insurance, LLC (“Member”), SMRF Trust III, a Delaware statutory trust, Wilmington Trust, National Association, not in its individual capacity but solely as Delaware Trustee of Trust III, SMRF Trust III-A, a Delaware statutory trust, Wilmington Trust, National Association, not in its individual capacity but solely as Delaware Trustee of Trust III-A, and the Federal Home Loan Bank of Chicago (the “Bank”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Supplement.

Member hereby delivers the report set forth on Exhibit I hereto which sets forth all Collateral then held by each Trust and pledged to the Bank pursuant the Supplement including (1) a listing of the outstanding Mortgage Loans, the Mortgage Loan number, the scheduled balance, the scheduled paid-through dates, the Mortgage Interest Rate and principal and interest payment, and such other information as the Bank may require, (2) a remittance report and (3) a default report.

The Member further certifies that no additional Trust Certificates have been issued since the date of the Supplement.

Very truly yours,

PROSPECT MORTGAGE INSURANCE, LLC

By
Name:
Title:

Exhibit I

[Outstanding Mortgage Loans, etc., Remittance Report and Default Report for period ending [           ].]